SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  May 20, 2004

_________________

INTERCEPT, INC.
(Exact name of registrant as specified in its charter)

GEORGIA	01-14213	58-2237359
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3150 Holcomb Bridge Road, Suite 200 Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

_________________

(Registrant’s telephone number, including area code):  (770) 248-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure

        Letter to JANA Partners LLC

        On May 20, 2004, John Collins, Chief Executive Officer of InterCept, Inc., sent a letter to JANA Partners LLC and JANA Master Fund, Ltd. on behalf of the InterCept board of directors. In the letter, the board offered a consensual resolution of the pending proxy contest and federal court litigation with JANA. A copy of the letter is attached as Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits

(c)     Exhibits.

99.1    Letter of John Collins, Chief Executive Officer of InterCept, Inc., dated May 20, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 20, 2004

INTERCEPT, INC. (Registrant)

By: /s/ John W. Collins John W. Collins Chief Executive Officer

EXHIBIT INDEX

99.1    Letter of John Collins, Chief Executive Officer of InterCept, Inc. dated May 20, 2004.